--------------------------------------------------------------------------------
       Wells Fargo Equipment Finance, Inc.                Equipment Master Lease
       Investors Building, Suite 300
       733 Marquette Avenue
       Minneapolis, MN 55479-2048

--------------------------------------------------------------------------------
                             Master Lease Number 41444 dated as of June 02, 1999
Name and Address of Lessee:
Medgrup Corporation
905 Bowstring Road
Monument, CO 80132

  Master Lease Provisions


     1. LEASE. Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease from Lessor, the personal property described in a Supplement or Supplements to this Master Lease from time to time signed by Lessor and Lessee upon the terms and conditions set forth herein and in the related Supplement (such property together with all replacements, repairs, and additions incorporated therein or affixed thereto being referred to herein as the "Equipment"). The lease of the items described in a particular Supplement shall be considered a separate lease pursuant to the terms of the Master Lease and the Supplement the same as if a single lease agreement containing such terms had been executed converting such items.

     2. TERM. The term of this lease with respect to each item of Equipment shall begin on the date it is accepted by Lessee and shall continue for the number of consecutive months from the rent commencement date shown in the related Supplement (the "initial term") unless earlier terminated as provided herein or unless extended automatically as provided below in this paragraph. The rent commencement date is the 15th day of the month in which all of the items of Equipment described in the related Supplement have been delivered and accepted by Lessee of if such delivery and acceptance is completed on or before the 15th of such month, and the rent commencement date is the last day of such month if such delivery and acceptance is completed during the balance of such month. In the event Lessee executes the related Supplement prior to delivery and acceptance of all items of Equipment described therein, Lessee agrees that the rent commencement date may be left blank when Lessee executes the related Supplement and hereby authorizes Lessor to insert the rent commencement date based upon the date appearing on the delivery and acceptance certificate signed by Lessee with respect to the last item of Equipment to be delivered.

     AUTOMATIC EXTENSION. Lessee or Lessor may terminate this lease at the expiration of the initial term by giving the other at least 90 says prior written notice of termination. If neither Lessee nor Lessor gives such notice, then the term of this lease shall be extended automatically on the same rental and other terms set forth herein (except that in any event rent during any extended term shall be payable in the amounts and at the times provided in paragraph 3) for successive periods of one month until terminated by either Lessee or Lessor giving the other at least 90 days prior written notice of termination.

     3. RENT. Lessee shall pay as basic rent for the initial term of this lease the amount shown in the related Supplement as Total Basic Rent. The Total Basic Rent shall be payable in installments each in the amount of the basic rental payment set forth in the related Supplement plus sales and use tax thereon. Lessee shall pay advance installments and any security deposit, each as shown in the related Supplement, on the date it is executed by Lessee. Subsequent installments shall be payable on the first day of each rental payment period shown in the related Supplement beginning after the first rental payment period; provided, however, that Lessor and Lessee may agree to any other payment schedule, including irregular payments of balloon payments, in which event they shall be set forth in the space provided in the Supplement for additional provisions. If the actual cost of the Equipment is more or less than the Total Cost as shown in the Supplement, the amount of each installment of rent will be adjusted up or down to provide the same yield to Lessor as would have been obtained if the actual cost had been the same as the Total Cost. Adjustments of 10% or less may be made by written notice from Lessor to Lessee. Adjustments of more than 10% shall be made by execution of an amendment to the Supplement reflecting the change in Total Cost and rent.

     During any extended term of this lease, basic rent shall be payable monthly in advance on the first day of each month during such extended term in the amount equal to the basic rental payment set forth in the related Supplement if rent is payable monthly during the initial term or in an amount equal to the monthly equivalent of the basic rental payment set forth in the related Supplement if rent is payable other than monthly during the initial term. In addition, Lessee shall pay any applicable sales and use tax on rent payable during any extended term.

     In addition to basic rent, which is payable only from the rent commencement date as provided above, Lessee agrees to pay interim rent with respect to each separate item of Equipment covered by a particular Supplement from the date it is delivered and accepted to the rent commencement date at a daily rate equal to the percentage of Lessor's cost of such item specified in such Supplement. Interim rent accruing each calendar month shall be payable by the 10th day of the following month and in any event on the rent commencement date. Lessee agrees that if all of the items of Equipment covered by such Supplement have not been delivered and accepted thereunder before the date specified as the Cutoff Date in such Supplement, Lessee shall purchase from Lessor the items of Equipment then subject to the lease within five days after Lessor's request to do so for a price equal to Lessor's cost of such items plus all accrued but unpaid interim rent thereon. Lessee shall also pay any applicable sales and use tax on such sale.

     4. SECURITY DEPOSIT. Lessor may apply any security deposit toward any obligation of Lessee under this lease, and shall return any unapplied balance to Lessee without interest upon satisfaction of Lessee's obligations hereunder.

     5. WARRANTIES. Lessee agrees that it has selected each item of Equipment based upon its own judgment and disclaims any reliance upon any statement or representations made by Lessor. LESSOR MAKES NO WARRANTY WITH RESPECT TO THE EQUIPMENT, EXPRESS OR IMPLIED, AND LESSOR SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ANY LIABILITY FOR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR THE INABILITY TO USE THE EQUIPMENT. Lessee agrees to make the rental and other payments required hereunder without regard to the condition of the Equipment and to look only to persons other than Lessor such as the manufacturer, vendor or carrier thereof should any item of Equipment for any reason be defective. So long as no Event of Default has occurred and is continuing, Lessor agrees, to the extent they are assignable, to assign to Lessee, without any recourse to Lessor, any warranty received by Lessor.

     6. TITLE. Title to the Equipment shall at all times remain in Lessor, and Lessee at its expense shall protect and defend the title of Lessor and keep it free of all claims and liens other than the rights of Lessee hereunder and claims and liens created by or arising through Lessor. The Equipment shall remain personal property regardless of its attachment to realty, and Lessee agrees to take such action at its expense as may be necessary to prevent any third party from acquiring any interest in the Equipment as a result of its attachment to realty.

     7. LAWS AND TAXES. Lessee shall comply with all laws and regulations relating to the Equipment and its use and shall promptly pay when due all sales, use, property, excise and other taxes and all license and registration fees now or hereafter imposed by any governmental body or agency upon the Equipment or its use or the rentals hereunder. Upon request by Lessor, Lessee shall prepare and file all tax returns relating to taxes for which Lessee is responsible hereunder which Lessee is permitted to file under the laws of the applicable taxing jurisdiction.

     8. INDEMNITY. Lessee hereby indemnifies Lessor against and agrees to save Lessor harmless from any and all liability and expense arising out of the ordering, ownership, use, condition, or operation of each item of Equipment during the term of this lease, including liability for death or injury to persons, damage to property, strict liability under the laws or judicial decisions of any state or the United States, and legal expenses in defending any claim brought to enforce any such liability or expense

     9. ASSIGNMENT. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE WILL NOT SELL ASSIGN, SUBLET, PLEDGE, OR OTHERWISE ENCUMBER OR PERMIT A LIEN ARISING THROUGH LESSEE TO EXIST ON OR AGAINST ANY INTEREST IN THIS LEASE OR THE EQUIPMENT, or remove the Equipment from its location referred to above. Lessor may assign its interest in this lease and sell or grant a security interest in all or any part of the Equipment without notice to or the consent of Lessee. Lessee agrees not to assert against any assignee of Lessor any claim or defense Lessee may have against Lessor.

     10. INSPECTION. Lessor may inspect the Equipment at any time and from time to time during regular business hours.

     11. REPAIRS. Lessee will use the Equipment with due care and for the purpose for which it is intended. Lessee will maintain the Equipment in good repair, condition and working order and will furnish all parts and services required therefor, all at its expense, ordinary wear and tear excepted. Lessee shall, at its expense, make all modifications and improvements to the Equipment required by law, and shall not make other modifications or improvements to the Equipment without the prior written consent of Lessor. All parts, modifications and improvements to the Equipment shall, when installed or made, immediately become the property of Lessor and part of the Equipment for all purposes.

     12. LOSS OR DAMAGE. In the event any item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of condemnation or seizure of any item of Equipment, Lessee shall promptly pay Lessor the sum of (a) the amount of all rent and other amounts payable by Lessee hereunder with respect to such item due but unpaid at the date of such payment plus (b) the amount of all unpaid rent with respect to such item for the balance of the term of this lease not yet due at the time of such payment discounted from the respective dates installment payments would be due at the rate implicit in the schedule of rental payments when applied to the cost of such item plus (c) 10% of the cost of such item as shown in the related Supplement. Upon payment of such amount to Lessor, such item shall become the property of Lessee, Lessor will transfer to Lessee, without recourse or warranty, all of Lessor's right, title and interest therein, the rent with respect to such item shall terminate, and the basic rental payments on the remaining items shall be reduced accordingly. Lessee shall pay any sales and use taxes due on such transfer. Any insurance or condemnation proceeds received shall be credited to Lessee's obligation under this paragraph and Lessor shall be entitled to any surplus.

     13. INSURANCE. Lessee shall obtain and maintain on or with respect to the Equipment at its own expense (a) liability insurance insuring against liability for bodily injury and property damage with a minimum limit of $500,000 combined single limit and (b) physical damage insurance insuring against loss or damage to the Equipment in an amount not less than the full replacement value of the Equipment. Lessee shall furnish Lessor with a certificate of insurance evidencing the issuance of a policy or policies to Lessee in at least the minimum amounts required herein naming Lessor as an additional insured thereunder for the liability coverage and as loss payee for the property damage coverage. Each such policy shall be in such form and with such insurers as may be satisfactory to Lessor, and shall contain a

           THIS AGREEMENT INCLUDES THE TERMS ON THE BACK OF THIS PAGE

Lessor:  Wells Fargo Equipment Finance, Inc.   Medgrup Corporation, Lessee


--------------------------------------------------------------------------------
By                                             By


--------------------------------------------------------------------------------
Title                                          Title

--------------------------------------------------------------------------------
           Wells Fargo Equipment Finance, Inc.        Supplement to Master Lease
           Investors Building, Suite 300                       Agreement of Sale
           733 Marquette Avenue
           Minneapolis, MN 55479-2048

--------------------------------------------------------------------------------

                   Supplement Number 41444-400 dated as of June 02, 1999 to Master Lease Number 41444 dated as of June 02, 1999

Name and Address of Lessee:
Medgrup Corporation
905 Bowstring Road
Monument, CO 80132

--------------------------------------------------------------------------------

This Is a Supplement to the Master Lease identified above between Lessor and Lessee (the "Master Lease"). Upon the execution and delivery by Lessor and Lessee of this Supplement, Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease from Lessor, the equipment described below upon the terms and conditions of this Supplement and the Master Lease. All terms and conditions of the Master Lease shall remain In full force and effect except to the extent modified by this Supplement. This Supplement and the Master Lease as It relates to this Supplement are hereinafter referred to as the "Lease".

Equipment Description:
See Schedule A


Equipment  Location: 905 Bowstring Road, Monument, 80132

--------------------------------------------------------------------------------
                            SUMMARY OF PAYMENT TERMS
--------------------------------------------------------------------------------
 Initial Term in Months:  36             Total Cost:  $88,918.93
--------------------------------------------------------------------------------
 Payment Frequency:  Monthly             Total Basic Rent:  $102,436.20
--------------------------------------------------------------------------------
 Basic Rental Payment.  $2,845
   plus applicable sales and use tax     Interim Rent Daily Rate:  .024
--------------------------------------------------------------------------------
 Number of Installments:  36             Interim Rent Cutoff Date:  July 1, 1999
--------------------------------------------------------------------------------
 Advance Payments.  First due on
   assigning this Lease                  Security Deposit:  N/A
--------------------------------------------------------------------------------

End of Term Agreement

1. In addition to paying the Total Basic Rent when and as due under the Lease, Lessee agrees to pa y Lessor $1.00 on the expiration date of the initial term of the Lease (the "Final Purchase Payment").

2. Upon receipt of the Total Basic Rent and the Final Purchase Payment by Lessor, the Equipment shall be deemed transferred to Lessee at its then location. Upon request by Lessee, Lessor will deliver a bill of sale transferring the Equipment to Lessees. Lessor hereby warrants that at the time of transfer the Equipment will be free of all security interests and other liens created by Lessor or in favor of persons claiming through Lessor. LESSOR MAKES NO OTHER WARRANTY WITH RESPECT TO THE EQUIPMENT, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE AND ANY LIABILITY FOR CONSEQUENTIAL DAMAGES ARISING OUT OF THE USE OF OR THE INABILITY TO USE THE EQUIPMENT.

3. Failure to pay the Final Purchase Payment when due shall constitute an "Event of Default" under the Lease.

4. Lessee agrees to pay all sales and use taxes arising on account of the sale of the Equipment to Lessee.

Lessor makes no representation with respect to the income tax consequences of the transaction evidenced by this Lease. Lessor will treat the Lease as a sale regardless of how the Lease is treated by Lessee.


Modification to Master Lease: To be consistent with this Supplement, the Master Lease is amended as follows:

1. The second paragraph of paragraph 2 entitled "Automatic Extension" is hereby deleted.

2. The first sentence of paragraph 12 covering casualty to the Equipment is amended to read as follows:


           THIS AGREEMENT INCLUDES THE TERMS ON THE BACK OF THIS PAGE

Lessor:  Wells Fargo Equipment Finance, Inc.    Medgrup Corporation, Lessee


--------------------------------------------------------------------------------
By                                              By


--------------------------------------------------------------------------------
Title                                           Title


-----------------------------------------
Rent Commencement Date

--------------------------------------------------------------------------------
          Wells Fargo Equipment Finance, Inc.                Pay Proceeds Letter
          693 17th Street, Third Floor
          Denver, CO  80202

--------------------------------------------------------------------------------






In reference to Contract Number 41444-400 dated as of June 2, 1999, Wells Fargo Equipment Finance, Inc. is irrevocably instructed to disburse payment as follows:

--------------------------------------------------------------------------------
Payee                                      Invoice Number           Amount
--------------------------------------------------------------------------------

Ricoh Corporation                          Various                 $16,701.00
Medgrup Corporation                        Reimbursement of        $69,628.06
                                           paid invoices
Colorado State Sales Tax                                            $2,589.87



TOTAL FINANCED                                                     $88,918.93



Dated: June 2,1999

Medgrup Corporation


By:
-------------------------------

Its:
-------------------------------

     In the event any Item of Equipment shall become lost, stolen, destroyed, damaged beyond repair, or rendered permanently unfit for use for any reason, or in the event of condemnation or seizure of any item of Equipment, Lessee shall promptly pay Lessor an amount equal to Lessor's Loss as defined in paragraph 18 with respect to such item at the time of payment based on the proportion that the original cost of such item bears to the Total Cost of all items of equipment.

In addition, the last sentence of paragraph 12 of the Lease is amended to read "Any insurance or condemnation proceeds received shall be credited to Lessee's obligation under this paragraph and Lessee shall be entitled to any surplus."

3.   Paragraph 14 is deleted in its entirety.

4. The definition of "Lessor's Loss" in paragraph 18 is hereby amended by amending the first sentence of paragraph 18 to read as follows:

     "Lessor's Loss" as used in this paragraph is the unpaid balance of the Total Basic Rent and other amounts payable by Lessee hereunder plus the Final Purchase Payment less the unearned portion of the finance charge based on the simple interest method as of the date of determination. For this purpose, the term "Final Purchase Payment" means the amount defined as such in the applicable supplement, and the term "finance charge" means the excess of the Total Basic Rent plus the Final Purchase Payment over the Total Cost of the Equipment.

In addition, the third sentence of paragraph 18(c) is amended to read "Lessee shall be entitled to any surplus and shall remain liable for any deficiency."

--------------------------------------------------------------------------------
          Wells Fargo Equipment Finance, Inc.                    Promissory Note
          Investors Building, Suite 300
          733 Marquette Avenue
          Minneapolis, MN 55479-2048

--------------------------------------------------------------------------------
                                                   Dated as of December 07, 1998
                                                       Contract Number 41444-700

For value received, the undersigned, hereby promises to pay to the order of Norwest Equipment Finance, Inc. (the "Lender") at its office in Minneapolis, Minnesota, or at such other place as may be designated from time to time by the holder hereof, the sum of $102,426.48 in installments according to the schedule set forth below; provided, however, that the undersigned and the Lender may agree to any other payment schedule, in which case any variations shall be set forth in the space provided for additional provisions. The first payment period shall begin on the 15th day of the month in which Lender disburses the loan proceeds if disbursement is made on or before the 15th day of such month, and the first payment period shall begin on the last day of such month if disbursement is made during the balance of such month. The first installment shall be payable on the first payment due date set forth below (which maybe the same as the date the first payment period begins). Subsequent installments shall be payable on the first day of each payment period beginning after the first payment period. The undersigned agrees that the date the first payment period begins maybe left blank when this Note Is executed and hereby authorizes Lender to insert such date based upon the date the loan proceeds are disbursed.

 PAYMENT SCHEDULE:

--------------------------------------------------------------------------------

 Date first payment period begins:
   December 31, 1998                     First payment due:  December 31, 1998
--------------------------------------------------------------------------------
 Number of Installments:  36             Amount of each installment:  $2,845.18
--------------------------------------------------------------------------------
 Payment period:   Monthly               Annual Interest rate used in computing
                                           payment schedule:  9.00%
--------------------------------------------------------------------------------
 Principal amount of loan proceeds
   disbursed:  $90,142.78
--------------------------------------------------------------------------------

In addition to installment payments as set forth above, the undersigned agrees to pay Lender interim interest on the loan proceeds disbursed hereunder from the date of disbursement to the date the first payment period begins at the annual interest rate set forth above used in computing the payment schedule. Interim interest shall be due and payable on the date the first payment period begins.

If any installment is not paid when due, then in addition to any other remedy Lender may have hereunder, Lender may impose and, if imposed the undersigned shall pay a late charge of 5% of the amount of the delinquent installment but in any event not more than permitted by applicable law. Payments thereafter received shall be applied first to delinquent installments and then to current installments.

This Note may be prepaid in whole or in part at anytime and from time to time but only if accompanied by a prepayment premium of 2% of the principal amount prepaid if prepaid during the first 18 months. Any partial prepayment shall be applied to the last maturing installment or installments. Upon any prepayment in full, the unearned portion of the interest will be refunded using the simple interest method.

The following shall constitute an Event of Default hereunder (a) failure to pay any installment hereunder when due; (b) the occurrence of an event of default as defined in any security agreement or mortgage securing this Note; (c) the commencement of any bankruptcy or insolvency proceedings by or against the undersigned or any guarantor of this Note; and (d) any indebtedness the undersigned may now or hereafter owe to Norwest Bank Minnesota, National Association or any affiliate thereof shall be accelerated following a default thereunder or, if any such indebtedness is payable on demand, payment thereof shall be demanded. Upon the occurrence of an Event of Default, Lender may do any one or more of the following as it may elect: (i) upon written notice to the undersigned, declare the entire unpaid balance of the Note to be immediately due and payable, and the same (less unearned interest computed using the simple interest method as if this Note had been paid in full on the date it became due and payable) shall thereupon be and become immediately due and payable; (ii) exercise any one or more of the rights and remedies available to it under any security agreement or mortgage securing this Note or under any other agreement or by law.

The undersigned hereby waives presentment, notice of dishonor, and protest. The undersigned agrees to pay all costs of collection of this Note, including reasonable attorneys' fees. The holder hereof may change the terms of payment of the Note by extension, renewal or otherwise, and release any security for, or party to, this Note and such action shall not release any accommodation maker, endorser, or guarantor from liability on this Note.

Notwithstanding anything to the contrary contained herein, if the rate of interest, late payment fee, prepayment premium or any other charges or fees due hereunder are determined by a court of competent jurisdiction to be usurious, then said interest rate, fees and/or charges shall be reduced to the maximum amount permissible under applicable law and any such excess amounts shall be applied towards the reduction of the principal balance of this Note.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Minnesota without regard to conflicts of law rules.

If this Note is signed by more than one person as Debtor, then the term "Debtor" shall refer to each of them separately and to all of them jointly, and each such person shall be liable hereunder individually in full and jointly with the others.



IN WITNESS WHEREOF the Debtor has signed this Agreement as of the date first above written.

Medgrup Development Services, Inc.
----------------------------------
Debtor


----------------------------------
By


----------------------------------
Title

--------------------------------------------------------------------------------
          Wells Fargo Equipment Finance, Inc.                 Security Agreement
          Investors Building, Suite 300
          733 Marquette Avenue
          Minneapolis, MN 55479-2048

--------------------------------------------------------------------------------
                                                   Dated as of December 07, 1998
                                                       Contract Number 41444-700

Name and Address of Debtor
Medgrup Development Services, Inc.
905 Bowstring Road
Monument, CO 80132

--------------------------------------------------------------------------------

1. Security Interest and Collateral. To secure the payment and performance of each and every debt liability and obligation of every type and description which Debtor may now or at anytime hereafter owe to Norwest Equipment Finance, Inc. ("Secured Party") (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it is currently contemplated by the Debtor and Secured Party, whether any documents evidencing it refer to the Security Agreement, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several: all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), Debtor hereby grants Secured Party a security interest (herein call the "Security Interest") in the following property (herein called the "Collateral"):

          SEE ATTACHED SCHEDULE A

     together with all substitutions and replacements for and products of the Collateral, all proceeds, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with the Collateral.

2. Representations, Warranties and Agreements. Debtor represents, warrants and agrees that:

     (a) Authorization. If Debtor is a corporation, a partnership or a limited liability company, the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Debtor and will not violate any provision of the Debtor's articles of incorporation or bylaws, partnership agreement or articles of organization or management agreement, as the case may be.

     (b) Office Location. Debtor's chief executive office (if Debtor is a corporation, a partnership or a limited liability company) is located at the address for Debtor shown above. Debtor will not change the location of its chief executive office or his/her residence, as the case may be, without first giving Secured Party at least 10 days prior written notice of the new location.

     (c) Business Purpose; Lawful Use. The Equipment will be used primarily for business purposes as opposed to personal, family or household purposes. Debtor will comply with all laws and regulations applicable to the Equipment and its use.

3. Additional Representations, Warranties and Agreements. Debtor represents, warrants and agrees that:

     (a) Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest and will defend the Collateral against all claims or demands of all persons other than Secured Party. Debtor will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of Secured Party. If Debtor is a corporation, this Agreement has been duly and validly authorized by all necessary corporate action, and, if Debtor is a partnership or a limited liability company, the partner(s) or manager(s) executing this Agreement has (have) authority to act for the partnership or the limited liability company.

     (b) Debtor will not permit any Collateral to be located in any state (and, if county filing is required, in any county) in which the financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

     (c) Debtor will (i) keep all Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof; (ii) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (iii) keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest; (iv) at all reasonable times, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and its business and financial condition;
          (v) keep accurate and complete records pertaining to Debtor's business and financial condition and submit to Secured Party such periodic reports concerning Debtor's business and financial condition as Secured Party may from time to time reasonably request; (vi) promptly notify Secured Party of any loss of or material damage to any Collateral; (vii) at all times keep all Collateral insured against risks of fire (including so-called extended coverage), theft collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as Secured Party may reasonably request with any loss payable to Secured Party to the extent of its interest (viii) from time to time execute such financing statements as Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title; (ix) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and ail other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings; (x) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect perfect or enforce the Security Interest and Secured Party's rights under this Agreement;
          (xi) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; and (xii) not permit any Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein. If Debtor at any time fails to perform or observe any agreement contained in this Section 3(c), and if such failure shall continue for a period of ten calendar days after Secured Party gives Debtor written notice thereof (or, in the case of the agreements contained in clauses (vii) and (viii) of this Section 3(c), immediately upon the occurrence of such failure, without notice or lapse of time), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party's option, in Secured Party's own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of

           THIS AGREEMENT INCLUDES THE TERMS ON THE BACK OF THIS PAGE



Medgrup Development Services, Inc.
----------------------------------
Debtor


----------------------------------
By


----------------------------------
Title

--------------------------------------------------------------------------------
       Wells Fargo Equipment Finance, Inc.                            Schedule A
       Investors Building, Suite 300
       733 Marquette Avenue
       Minneapolis, MN 55479-2048

--------------------------------------------------------------------------------

                          Contract Number 41444-700 dated as of December 7, 1998




Debtor:        Medgrup Development Services, Inc.

Quantity       Description
--------       -----------

1              RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140|||
               S/N #M2780602958
1              RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140|||
               S/N #M2780602979
1              RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140|||
               S/N #M2780401737
1 RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140||| G3 OPTION TYPE 140111
               S/N #M2780401739
1              RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140|||
               S/N #M2780401736
1              RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140|||
               S/N #M2780401740
1 RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140||| G3 OPTION TYPE 140|||, UPGRADE CARD TYPE 140
               S/N #M2780401735
1 RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140||| UPGRADE CARD TYPE 140
               S/N #M2780401738
1 RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140||| UPGRADE CARD TYPE 140
               S/N #M2780401742
1              RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140|||
               S/N #M2780602976
1              RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140|||
               S/N #M2780401455
1              RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140|||
               S/N #M2760401482
1              RICOH FAX4800L PLAIN PAPER MACHINE W/ 80MB HDD OPTION TY 140|||
               S/N #M2780401483

5              MODEL 7560 FAX MACHINES
12             MODEL 7560 FAX MACHINES

2              BROOKTROUT 2 CHANNEL FAX BOARD
1              FAX SR NT BASE KIT 25 CLIENTS
1              BROOKTROUT 2 CHANNEL FAX BOARD
1              FAX SR SUPPORT NT-INTEL
1              MODEM SOFTWARE LICENSE-NT, 1 ADDITIONAL LINE

1              VX1100 MONITOR WITH 19.7
1              G6-450 PC
1              PERSONAL FINANCE QUICKEN BASIC 98
1              VX100 MONITOR WITH 19.7" VIEWABLE AREA
1              OFFICE 97 SMALL BUSINESS EDITION WITH BOOKSHELF 98
1              E-4200 350
1              VX1100 MONITOR WITH 19.7 VIEWABLE AREA

2              128MB SDRAM DIMM
2              64 MEGABYTE EDO SIMM
1              MEMORY INSTALLATION GUIDE
1              64 SDRAM MEMORY MODULE
1              100MB INTERNAL ZIP DRIVE
1              128 MB ECC PARITY MEMORY
1              128 MB ECC PARITY MEMORY
2              BROOKTROUT TRUFAX 200 2PT



Dated:         December 7, 1998

Debtor:        Medgrup Development Services, Inc.


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